Exhibit 99.3


                         FORM 4 JOINT FILER INFORMATION
          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to Section 16: [ X ]


Name and Address:                          Third Point Offshore Fund, Ltd.
                                           360 Madison Ave, 24th floor
                                           New York, NY 10017
Date of Event Requiring Statement:         7/19/04
Issuer and Ticker Symbol:                  Seitel, Inc. [SELA]
Relationship to Issuer:                    10% Owner
Designated Filer:                          Third Point Management Company L.L.C.

TABLE I INFORMATION


Title of Security:                         Common Stock
Transaction Date:                          July 19, 2004
Transaction Code:                          X
Securities Acquired:                       2,453,513
Price:                                     $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:       2,951,587
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:   N/A


Title of Security:                         Common Stock
Transaction Date:                          July 30, 2004
Transaction Code:                          P
Securities Acquired:                       375,000
Price:                                     $1.08
Amount of Securities Beneficially Owned
    Following Reported Transactions:       3,326,587
Ownership Form:                            D
Nature of Indirect Beneficial Ownership:   N/A

Title of Security:                         Common Stock
Transaction Date:                          August 2, 2004
Transaction Code:                          P
Securities Acquired:                       272,163
Price:                                     $1.08

Amount of Securities Beneficially Owned
    Following Reported Transactions:         3,598,750
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     (1)


TABLE II INFORMATION

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 498,074
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 2,453,513
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     N/A


Signature:                                   THIRD POINT OFFSHORE FUND, LTD.


                                             By: /s/ Daniel S. Loeb
                                                 ------------------------------
                                                 Name:  Daniel S. Loeb
                                                 Title: Director


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.